Exhibit 99.1

MobileIron Announces Third Quarter 2017 Results

MOUNTAIN VIEW, Calif., October 31, 2017 -- MobileIron (NASDAQ:MOBL), the security backbone for the multi-cloud enterprise, today announced results for its third quarter ended September 30, 2017.

Third Quarter 2017 Financial Highlights

•	Revenue was $42.7 million, up 2.8% year-over-year.
•	Recurring revenue was $32.4 million, up 12.0% year-over-year.
•	Gross billings were $50.4 million, up 6.6% year-over-year.
•	Recurring billings were $37.5 million, up 7.5% year-over-year.
•	GAAP net loss per share was $0.18; non-GAAP net loss per share was $0.07.
•	Cash and cash equivalents plus short-term investments ended the quarter at $82.2 million.
•	Cash used in operating activities was $4.2 million.

“As I take the reins as CEO, it is clear to me that we have a great team and the best product in a fast-growing and underpenetrated market,” said Simon Biddiscombe, CEO, MobileIron. “In this new role I am squarely focused on helping the team at MobileIron capitalize on the opportunity in front of us to drive profitable growth and unlock shareholder value. I believe that with disciplined go-to-market focus, thoughtful investments, and strong execution, we will accelerate growth and profitability and deliver value to our customers, partners, and shareholders.”

Third Quarter 2017 Business Highlights

Platform

•

Announced new MobileIron Access capabilities to manage the lifecycle of cloud services including extending MobileIron Access security controls to Macs and PCs, risk discovery tools to identify security risks across authorized and unauthorized cloud services, and authentication analytics and reporting.

•	Formed partnership with Zimperium to integrate machine learning-based threat detection with MobileIron's security and compliance engine and sell the combined solution.
•	Delivered day zero compatibility support for iOS 11 and Android O.
•	Announced the extension of MobileIron's modern security and access model to Macs.
•	Delivered support for Android Zero-touch, Google’s Android enrollment service for onboarding new devices.
•

Announced partnership with Metronome Software for a project funded by the Department of Homeland Security (DHS) Science and Technology Directorate (S&T) to develop a technology solution that will enhance the security of mobile device-based sensor systems used by first responders.

•	Announced integration with Intercede to deliver a new derived credentials solution to secure and protect U.S. federal government employees and their data.

Channels

•

MobileIron’s cloud platform was chosen as the EMM provider for Deutsche Telekom’s (DT) pan-European network initiative Pan-Net. Pan-Net enables DT and its national operators to provide a cloud-based EMM service that adheres to Germany's data protection regulations and satisfies the privacy requirements of enterprise customers and public sector institutions.

Milestones and Recognition

•	MobileIron Access awarded CyberSecurity Breakthrough Award for Application Security Solution of the Year.
•	Named a Leader by IDC in the IDC MarketScape: Worldwide Enterprise Mobility Management Software 2017 Vendor Assessment.
•	Named a Market Leader by Ovum in the Ovum Decision Matrix: Selecting an Enterprise Mobility Management Solution, 2017–18.
•	Earned Service Capability & Performance (SCP) Standards certification for world-class customer service.
•	Awarded six additional US patents for mobile security, bringing the total to 59.

Financial Outlook

The company is providing the following outlook for its fourth quarter 2017 (ending December 31, 2017):

•	Revenue is expected to be between $46 million and $48 million, which represents growth of 1% to 5% year-over- year.
•	Gross billings are expected to be between $55 million and $58 million, which is flat to up 5% over last year.
•	Non-GAAP gross margin is expected to be between 85% and 87%.
•	Non-GAAP operating expenses are expected to be between $42 million and $44 million.
•	Non-GAAP operating margin is expected to be between -4% to -6%.

The company is providing the following outlook for 2017 (ending December 31, 2017):

•	Cash flow from operations is expected to be approximately break-even for the full year 2017.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its third quarter of 2016 and 2017.

Conference Call and Webcast

MobileIron will report final results for the third quarter of fiscal year 2017 on Tuesday, October 31, 2017 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-631-891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time and as available on our website, as applicable. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

"MobileIron" and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2016 AND SEPTEMBER 30, 2017
(Amounts in thousands)
(Unaudited)

	December 31, 2016	September 30, 2017
Assets
Current assets:
Cash and cash equivalents (1)	$54,043	$79,605
Short-term investments (1)	36,184	2,600
Accounts receivable - net	43,755	47,732
Prepaid expenses and other current assets	6,131	5,440
Total current assets	140,113	135,377
Property and equipment - net	5,503	8,781
Intangible assets - net	645	200
Goodwill	5,475	5,475
Other assets	1,370	1,809
Total assets	$153,106	$151,642

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$701	$2,609
Accrued expenses	21,674	22,452
Deferred revenue - current	68,153	75,950
Total current liabilities	90,528	101,011
Deferred revenue - noncurrent	19,923	25,063
Other long-term liabilities	1,838	1,928
Total liabilities	112,289	128,002
Stockholders’ equity:
Common stock	9	10
Additional paid-in capital	383,193	414,457
Accumulated deficit	(342,385)	(390,827)
Total stockholders’ equity	40,817	23,640

Total liabilities and stockholders' equity	$153,106	$151,642

(1) Total cash and cash equivalents and short-term investments	$90,227	$82,205

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016 AND 2017
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	September 30, 2016	September 30, 2017
Revenue:
Perpetual license	$11,311	$8,986
Subscription	15,570	17,277
Software support and services	14,685	16,457
Total revenue	41,566	42,720
Cost of revenue:
Perpetual license (2)	652	606
Subscription (1)	2,202	2,266
Software support and services (1)	4,774	4,835
Restructuring charge	181	311
Total cost of revenue	7,809	8,018
Gross profit	33,757	34,702
Operating expenses:
Research and development (1)	16,238	19,581
Sales and marketing (1)	24,001	24,317
General and administrative (1)	6,961	7,210
Restructuring charge	871	489
Total operating expenses	48,071	51,597
Operating loss	(14,314)	(16,895)
Other income (expense) - net	19	188
Loss before income taxes	(14,295)	(16,707)
Income tax expense	298	358
Net loss	$(14,593)	$(17,065)
Net loss per share, basic and diluted	$(0.17)	$(0.18)
Weighted-average shares used to compute net loss per share, basic and diluted	86,713	95,024

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	$176	$200
Software support and services	571	732
Research and development	2,709	3,914
Sales and marketing	2,307	2,258
General and administrative	2,109	1,974
	$7,872	$9,078

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$154	$137
	$154	$137

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2017
(Amounts in thousands, except for per share data)
(Unaudited)
	Nine Months Ended
	September 30, 2016	September 30, 2017
Revenue:
Perpetual license	$31,462	$28,572
Subscription	44,996	51,432
Software support and services	41,996	47,656
Total revenue	118,454	127,660
Cost of revenue:
Perpetual license (2)	2,140	1,458
Subscription (1)	6,184	6,341
Software support and services (1)	14,691	15,209
Restructuring charge	181	311
Total cost of revenue	23,196	23,319
Gross profit	95,258	104,341
Operating expenses:
Research and development (1)	51,185	56,440
Sales and marketing (1)	76,914	73,293
General and administrative (1)	22,774	21,238
Litigation settlement charge	-	1,143
Restructuring charge	871	489
Total operating expenses	151,744	152,603
Operating loss	(56,486)	(48,262)
Other income (expense) - net	184	701
Loss before income taxes	(56,302)	(47,561)
Income tax expense	672	881
Net loss	$(56,974)	$(48,442)
Net loss per share, basic and diluted	$(0.67)	$(0.52)
Weighted-average shares used to compute net loss per share, basic and diluted	85,008	92,825

(1) Includes stock-based compensation expense as follows:
Cost of revenue
Subscription	499	500
Software support and services	1,693	2,359
Research and development	9,122	11,046
Sales and marketing	8,418	6,612
General and administrative	6,934	5,732
	$26,666	$26,249

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$462	$445
	$462	$445

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2017
(Amounts in thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2016	September 30, 2017

Cash flows from operating activities:
Net loss	$(56,974)	$(48,442)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	26,666	26,249
Depreciation	2,540	2,430
Amortization of intangible assets	462	445
Provision for doubtful accounts	24	97
Amortization (accretion) of premium on investment securities	44	(36)
Changes in operating assets and liabilities:
Accounts receivable	970	(4,075)
Other current and noncurrent assets	(1,401)	(573)
Accounts payable	(944)	1,241
Accrued expenses and other long-term liabilities	119	2,362
Deferred revenue	8,297	12,937
Net cash used in operating activities	(20,197)	(7,365)

Cash flows from investing activities:
Purchase of property and equipment	(2,349)	(5,046)
Maturities of investment securities	70,717	35,415
Purchases of investment securities	(61,383)	(1,794)
Net cash provided by investing activities	6,985	28,575

Cash flows from financing activities:
Proceeds from employee stock purchase plan	3,247	3,590
Taxes paid for net settlement of stock-settled bonus	-	(3,149)
Proceeds from exercise of stock options	814	3,911
Net cash provided by financing activities	4,061	4,352

Net change in cash and cash equivalents	(9,151)	25,562
Cash and cash equivalents at beginning of period	47,234	54,043
Cash and cash equivalents at end of period	$38,083	$79,605

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets and the litigation settlement charge.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Litigation settlement charges: In our non-GAAP financial measures, we have excluded the charge for the estimated cost of the expected settlement of our shareholder litigation. While it is possible that we will have material litigation-related charges in the future, we do not expect it to be a consistently recurring expense.

Restructuring charges: In our non-GAAP financial measures, we have excluded the effect of the severance and other expenses related to our reduction in workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets, the litigation settlement charge, and restructuring charges from various non-GAAP financial metrics such as gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors. Stock-based compensation and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We have not historically had a material litigation-related settlement charge. While it is possible that we will have material litigation settlement charges in the future, we do not expect it to be a consistently recurring expense. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense.

Gross and recurring billings, recurring revenue and free cash flow: Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; recurring revenue, which we define as total revenue less perpetual license, hardware, professional services and perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements; and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings and recurring revenue to be useful metrics because they are important indicators of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross, recurring billings and recurring revenue. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, recurring revenue excludes perpetual license amounts recognized from multiple elements arrangements that we record as subscription or software support revenue in our GAAP statements of operations, and these perpetual license amounts are based on invoice value, not fair value, although we believe invoice value approximates the fair value of the element. Fourth, in the MRC model, revenue and billings are based on active devices or users of the service provider’s customer and are billed to us by the service provider on a monthly basis over time and one month in arrears. Thus, under the MRC model, we receive no billings or revenue for MRC at the time the deal is booked, but instead the MRC is billed and revenue is recognized each month based on active usage. Unlike term subscriptions, MRC is not reflected in deferred revenue. This important difference between MRC billings and perpetual and term subscription billings can lead to significant variability of billings in a given quarter depending on the type of billing model that the customer chooses and the overall mix of billing types for all customers within a quarter. We compensate for these limitations by providing specific information regarding revenue and evaluating gross and recurring billings and recurring revenue together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2016	September 30, 2017

Non-GAAP gross profit reconciliation:
GAAP gross profit	$33,757	$34,702
Stock-based compensation expenses	747	932
Amortization of intangible assets	154	137
Restructuring charge	181	311
Non-GAAP gross profit	$34,839	$36,082

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.2%	81.2%
GAAP to non-GAAP gross margin adjustments	2.6%	3.3%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	83.8%	84.5%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(14,314)	$(16,895)
Stock-based compensation expenses	7,872	9,078
Amortization of intangible assets	154	137
Restructuring charge	1,052	800
Non-GAAP operating loss	$(5,236)	$(6,880)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(34.4)%	(39.5)%
GAAP to non-GAAP operating margin adjustments	21.8%	23.4%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(12.6)%	(16.1)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(14,593)	$(17,065)
Stock-based compensation expenses	7,872	9,078
Amortization of intangible assets	154	137
Restructuring charge	1,052	800
Non-GAAP net loss	$(5,515)	$(7,050)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2016	September 30, 2017
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.17)	$(0.18)
Stock-based compensation expenses per share	0.09	0.10
Amortization of intangible assets	-	-
Restructuring charge	0.02	0.01
Non-GAAP net loss per share	$(0.06)	$(0.07)

Gross billings reconciliation:
Total revenue	$41,566	$42,720
Total deferred revenue, end of period	78,172	101,013
Less: Total deferred revenue, beginning of period	(72,487)	(93,376)
Total change in deferred revenue	5,685	7,637
Gross billings	$47,251	$50,357

Recurring billings reconciliation:
Total revenue	$41,566	$42,720
Less: Perpetual license revenue	(11,311)	(8,986)
Less: Professional services revenue	(780)	(776)
Subscription and software support deferred revenue, end of period	75,956	98,230
Less: Subscription and software support deferred revenue, beginning of period	(70,286)	(90,647)
Total change in subscription and software support deferred revenue	5,670	7,583
Less: Adjustments	(230)	(3,009)
Recurring billings	$34,915	$37,532

Recurring revenue reconciliation
Total revenue	$41,566	$42,720
Less: Perpetual license revenue	(11,311)	(8,986)
Less: Professional services revenue	(780)	(776)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(518)	(518)
Recurring revenue	$28,957	$32,440

Free cash flow reconciliation:
Cash used in operating activities	$(6,525)	$(4,249)
Purchase of property and equipment	(297)	(4,124)
Free cash flow	$(6,822)	$(8,373)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2016	September 30, 2017

Non-GAAP gross profit reconciliation:
GAAP gross profit	$95,258	$104,341
Stock-based compensation expenses	2,192	2,859
Amortization of intangible assets	462	445
Restructuring charge	181	311
Non-GAAP gross profit	$98,093	$107,956

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	80.4%	81.7%
GAAP to non-GAAP gross margin adjustments	2.4%	2.9%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	82.8%	84.6%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(56,486)	$(48,262)
Stock-based compensation expenses	26,666	26,249
Amortization of intangible assets	462	445
Litigation settlement charge	-	1,143
Restructuring charge	1,052	800
Non-GAAP operating loss	$(28,306)	$(19,625)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(47.7)%	(37.8)%
GAAP to non-GAAP operating margin adjustments	23.8%	22.4%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(23.9)%	(15.4)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(56,974)	$(48,442)
Amortization of intangible assets	462	445
Stock-based compensation expenses	26,666	26,249
Litigation settlement charge	-	1,143
Restructuring charge	1,052	800
Non-GAAP net loss	$(28,794)	$(19,805)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2016	September 30, 2017
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.67)	$(0.52)
Stock-based compensation expenses per share	0.31	0.28
Amortization of intangible assets	0.01	0.01
Litigation settlement charge	-	0.01
Restructuring charge	0.01	0.01
Non-GAAP net loss per share	$(0.34)	$(0.21)

Gross billings reconciliation:
Total revenue	$118,454	$127,660
Total deferred revenue, end of period	78,172	101,013
Less: Total deferred revenue, beginning of period	(69,875)	(88,076)
Total change in deferred revenue	8,297	12,937
Gross billings	$126,751	$140,597

Recurring billings reconciliation:
Total revenue	$118,454	$127,660
Less: Perpetual license revenue	(31,462)	(28,572)
Less: Professional services revenue	(2,373)	(2,081)
Subscription and software support deferred revenue, end of period	75,956	98,230
Less: Subscription and software support deferred revenue, beginning of period	(67,267)	(85,612)
Total change in subscription and software support deferred revenue	8,689	12,618
Less: Adjustments	(1,185)	(4,391)
Recurring billings	$92,123	$105,234

Recurring revenue reconciliation
Total revenue	$118,454	$127,660
Less: Perpetual license revenue	(31,462)	(28,572)
Less: Professional services revenue	(2,373)	(2,081)
Less: Perpetual license amount recorded over the term of subscription or software support (1)	(1,415)	(1,490)
Recurring revenue	$83,204	$95,517

Free cash flow reconciliation:
Cash used in operating activities	$(20,197)	$(7,365)
Purchase of property and equipment	(2,349)	(5,046)
Free cash flow	$(22,546)	$(12,411)

(1) Perpetual amounts recorded as subscription or software support revenue in multiple elements arrangements, where undelivered elements do not have VSOE

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Sep-16	31-Dec-16	31-Mar-17	30-Jun-17	30-Sep-17
GAAP revenue
United States	$20,292	$19,452	$20,091	$19,764	$18,396
International	21,274	26,020	22,197	22,888	24,324
Total	$41,566	$45,472	$42,288	$42,652	$42,720

Gross billings	$47,251	$55,376	$45,374	$44,866	$50,357
Recurring billings	34,915	39,652	33,984	33,717	37,532
Recurring revenue	28,957	30,210	31,224	31,852	32,440
Non-GAAP gross profit	34,839	39,125	35,873	36,001	36,082
Non-GAAP operating loss	(5,236)	(1,980)	(4,964)	(7,781)	(6,880)
Free cash flow	(6,822)	7,887	331	(4,369)	(8,373)

Components of deferred revenue
Software support	$43,635	$50,117	$50,840	$50,635	$51,874
Subscription	32,321	35,495	37,777	40,012	46,356
Other deferred revenue	2,216	2,464	2,545	2,729	2,783
Total	$78,172	$88,076	$91,162	$93,376	$101,013

Investor Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-776-8104

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825